Prospectus Supplement                                              217728  9/04

dated September 10, 2004 to the retail prospectus of all open-end Putnam funds that offer class C shares:
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Effective September 10, 2004, the following text should be inserted under the heading "Which class of shares is best for me? - Class C shares":

* Orders for class C shares of one or more Putnam funds will be treated as orders for class A shares or refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more